August 26, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D. C.  20549

Attention:  Filing Desk

RE:  Harbor Fund
   Supplement to Prospectus and Statement of Additional
Information
     File No. 33-5852 and File No. 811-4676

Gentlemen:

     Enclosed for filing on behalf of  Harbor Fund (the
"Trust") pursuant to the Securities Act of 1933, as amended and Rule 497(e) thereunder and the Investment
Company Act of 1940, as amended, is one copy of the Supplement to the Prospectus and Statement of Additional
Information, both dated August 26, 1997.

     If you have any questions or comments concerning the foregoing or the attached, please contact the undersigned at (419) 247-5209 .
                        Sincerely,


                         Karen Brenner Wasil
                         Regulatory and Legal Compliance
                         Manager
kbw
Enclosure

cc:  Mr. Ronald C. Boller
     Ms. Constance L. Souders
     Elaine Hartnett, Esq.

                        HARBOR FUND
       Supplement to Prospectus dated March 1, 1997


The shareholders of Harbor Fund met and approved the following changes. These changes are effective October 1, 1997:

Each Fund's investment objective is non-fundamental. This means that the Harbor Fund Board of Trustees may approve a change in a Fund's objective without further approval by shareholders of that Fund. If the Board approves such a change, that Fund's shareholders will receive notice of the change.

Harbor International Growth Fund only: The Fund is no longer permitted to concentrate up to 40% of its total assets in the securities of companies in any one of three designated industries: pharmaceutical, banking and telephone companies. The Fund is subject to the following policy with respect to the concentration of its investments:

The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or any of its agencies or instrumentalities).
Harbor Value Fund only: The Fund's non-fundamental investment objective is long-term total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in dividend-paying common stock.
The Board of Trustees met and approved the following change, effective August 26, 1997:
Harbor Bond Fund only: The Fund is permitted to invest up to and including 15% of the Fund's total assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's Investors Service, Inc. or Standard & Poor's Rating Group.



Supplement dated August 26, 1997
                        HARBOR FUND

   Supplement to Statement of Additional Information dated
                        March 1, 1997

The shareholders of Harbor Fund met and approved the following fundamental investment restrictions for the Funds. The changes are effective on October 1, 1997.

Each Fund may not:

1. with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities;

2. borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33
1/3% of its total assets (including the amount borrowed),
(b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as a financing;

3. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

4. invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances;
5. issue senior securities, except as permitted under the
Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

6. purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7. generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

8. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans;

Notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. The Harbor Fund Board of Trustees approved the following non fundamental investment restrictions, also effective October 1, 1997:

Each Fund may not:

1. purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales securities);

2. make short sales of securities, except as permitted under the 1940 Act;

3.   invest more than 15% (10% in the case of Harbor Money
Market Fund) of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

4. invest in other companies for the purpose of exercising control or management;

5.   for purposes of fundamental investment restriction no.
4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. Government, its agencies or instrumentalities do not represent interests in any industry.


Supplement dated August 26, 1997